Exhibit 10.1

AMENDMENT NO. 6 TO THE CREDIT AGREEMENT

AMENDMENT NO. 6, dated as of May 4, 2016 (this “Amendment”), by and among IMMUCOR, INC., a Georgia corporation (the “Borrower”), IVD INTERMEDIATE HOLDINGS B INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantors, the Revolving Credit Lenders, and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement, dated as of August 19, 2011 (as amended by Amendment No. 1 on August 21, 2012, as further amended by Amendment No. 2 on the Amendment No. 2 Effective Date, as further amended by Amendment No. 3 and Amendment No. 4 on February 19, 2013, as further amended by Amendment No. 5 on December 9, 2015, and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Borrower, Holdings, Citibank, N.A., as administrative agent and as collateral agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties from time to time party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrower desires to decrease the aggregate principal amount of the Revolving Credit Commitments on the terms set forth herein;

WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Borrower desires to amend the Credit Agreement to establish Extended Revolving Credit Commitments (to amend the Revolving Credit Commitments existing immediately prior to the Amendment No. 6 Effective Date) under Extended Revolving Credit Facilities on the terms set forth herein and each Revolving Credit Lender has delivered a signature page hereto;

WHEREAS, pursuant to Section 10.01(g)(2) of the Credit Agreement, the Borrower desires to make certain other amendments to the Credit Agreement which directly affect the Revolving Credit Lenders on the terms set forth herein and each Revolving Credit Lender has delivered a signature page hereto;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.     Amendments Relating to Revolving Credit Commitments.

Effective as of the Amendment No. 6 Effective Date, the Credit Agreement is hereby amended as follows (it being understood and agreed that the amendments contained in Sections 1(b)(iii) through (1)(b)(vii), 1(b)(ix), 1(b)(xii), 1(e), 1(g) and 1(i) below will become effective immediately after the effectiveness of the remainder of the amendments in Section 1 below):

(a)     The Preamble of the Credit Agreement is hereby amended and restated by inserting the words “(as amended by Amendment No. 1 on August 21, 2012, as further amended by Amendment No. 2 on the Amendment No. 2 Effective Date, as further amended by Amendment No. 3 and Amendment No. 4 on February 19, 2013, as further amended by Amendment No. 5 on December 9, 2015, and as further amended by Amendment No. 6 on May 4, 2016),” following the words “August 19, 2011” in lieu of the parenthetical that follows such words.

(b)     The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

(i)     “Amendment No. 6” means Amendment No. 6 to this Agreement dated as of May 4, 2016.

(ii)     “Amendment No. 6 Effective Date” means May 4, 2016, the date on which all conditions precedent set forth in Section 3 of Amendment No. 6 are satisfied.

(iii)    “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

(iv)    “Bail-In Legislation” means with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(v)     “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

(vi)    “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

(vii)   “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

(viii)   “Eligible Cash” shall mean funds of the Borrower and the Restricted Subsidiaries not constituting (a) proceeds of the issuance of (or contributions in respect of) Equity Interests of the Borrower, (b) proceeds of Indebtedness incurred by the Borrower or any of the Restricted Subsidiaries after the Amendment No. 6 Effective Date (other than the proceeds of Revolving Credit Loans or Swing Line Loans) or (c) proceeds of Dispositions and Casualty Events.

(ix)     “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

(x)     “Material Indebtedness” means any Funded Debt (other than intercompany debt and the Revolving Credit Loans) with an aggregate principal amount in excess of $10,000,000, which, for the avoidance of doubt, shall include any Term Loan Extension Debt.

(xi)     “Term Loan Extension Debt” means any Indebtedness incurred after the Amendment No. 6 Effective Date in the form of term loans, whether consisting of Other Term Loans, Extended Term Loans, Replacement Term Loans, term loans incurred pursuant to a Repricing Transaction, or otherwise, in each case which such Indebtedness (i) amends, extends, replaces, refinances, or with respect to which the application of the proceeds therefrom otherwise results in the prepayment of, the Term B-2 Loans outstanding as of the Amendment No. 6 Effective Date and (ii) has a maturity date occurring after August 19, 2018.

(xii)    “Write-Down and Conversion Powers” means with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(c)     Clause (b) of the definition of “Adjusted Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following language at the end of such clause (b):

“, and, solely with respect to Revolving Credit Loans, 0.00% per annum”.

(d)     The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following language at the end of such definition:

“; provided, further, that with respect to the Applicable Rate for Revolving Credit Loans, if in the case of term loans which constitute Term Loan Extension Debt, the interest rate margin (excluding, for the avoidance of doubt, the application of any index rate, including interest rate floors, or fees, including original issue discount, upfront fees or commitment fees) applicable to such Term Loan Extension Debt is greater than the appropriate Applicable Rate (excluding, for the avoidance of doubt, the application of any index rate, including interest rate floors, or fees, including original issue discount, upfront fees or commitment fees), payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to Revolving Credit Loans, the Applicable Rate with respect to the Revolving Credit Loans shall be increased from and after the date of the incurrence of the applicable Term Loan Extension Debt so as to cause such Applicable Rate to equal the interest rate margin then applicable to such Term Loan Extension Debt”.

(e)     Clause (iv) of the definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by (1) deleting the word “or” immediately preceding such clause (iv) and (2) replacing such clause (iv) in its entirety with the following:

“(iv) a Lender Insolvency Event has occurred and is continuing with respect to such Lender or (v) in the case of a Revolving Credit Lender, such Revolving Credit Lender is the subject of a Bail-in Action”.

(f)     Clause (i) of the definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing such clause (i) in its entirety with the following:

“(i) with respect to each of the Revolving Credit Facilities, the earliest of (u) if the Maturity Date of any portion of the Term B-2 Loans outstanding on the Amendment No. 6 Effective Date has not been extended by May 19, 2018, to a date later than August 19, 2018, May 19, 2018, (v) February 19, 2020, (w) the date that is ninety (90) days prior to any applicable maturity date, occurring after October 19, 2018, with respect to any Material Indebtedness (including to the extent any such maturity date occurs prior to October 19, 2018 if such Material Indebtedness remains in payment default as of October 19, 2018), (x) if the Borrower incurs Incremental Loans, establishes Incremental Commitments or otherwise incurs Incremental Equivalent Debt pursuant to the capacity provided by subclause (x) of the third sentence of Section 2.14(a) of the Credit Agreement, whether through Section 2.14 of the Credit Agreement or through Section 7.03(r) of the Credit Agreement, the date of such incurrence or establishment, provided that if such incurrence or establishment occurs on or prior to August 19, 2017, the Maturity Date of the Revolving Credit Facility shall be August 20, 2017, (y) if (A) the Borrower incurs any Term Loan Extension Debt and in connection with such incurrence, either (X) all principal, interest, and other Obligations (other than contingent indemnification obligations not yet accrued and payable) owing in respect of the Term B-2 Loans outstanding as of the Amendment No. 6 Effective Date is not prepaid in full with the proceeds of such Term Loan Extension Debt or (Y) the Maturity Date in effect with respect to the entire aggregate principal amount of the Term B-2 Loans outstanding on the Amendment No. 6 Effective Date is not extended thereby (any portion of such Term B-2 Loans remaining outstanding with a Maturity Date of August 19, 2018, the “Stub Portion of Term Loan B-2 Debt”) and (B) the Borrower uses Eligible Cash to repay all or a portion of the Stub Portion of Term Loan B-2 Debt at a time when there are any outstanding Revolving Credit Loans or Swing Line Loans (any such use of Eligible Cash, an “Improper Use”), the date of such Improper Use, provided that if such Improper Use occurs on or prior to August 19, 2017, the Maturity Date of the Revolving Credit Facility shall be August 20, 2017, and (z) if (A) the Borrower incurs any Term Loan Extension Debt, (B) any negative covenant in the definitive documentation for such Term Loan Extension Debt is more restrictive to the Borrower and its Restricted Subsidiaries than the covenants in Article VII (other than the covenant in Section 7.05(j)(iii)) (except for any such negative covenant applicable only to periods after the Latest Maturity Date applicable to the Revolving Credit Commitments at the time such Term Loan Extension Debt is incurred), and (C) the Borrower has not offered to consent to an amendment to this Agreement (which such amendment shall not require a consent fee to be paid to any Lender signatory thereto) that would amend this Agreement, on or prior to the date such Term Loan Extension Debt is incurred, such that the covenants in Article VII (other than the covenant in Section 7.05(j)(iii)) that apply to the Revolving Credit Facilities are at least as restrictive as any such negative covenant in the definitive documentation for any such Term Loan Extension Debt, the date such Term Loan Extension Debt is incurred, provided that if such incurrence of Term Loan Extension Debt occurs on or prior to August 19, 2017, the Maturity Date of the Revolving Credit Facility shall be August 20, 2017,”.

(g)     Section 2.17(a)(i)(b) of the Credit Agreement is hereby amended by inserting the following language at the beginning of such Section 2.17(a)(i)(b):

“subject to Section 10.24,”.

(h)     Section 7.13 of the Credit Agreement is hereby amended by inserting the following clause (c) at the end of such Section 7.13:

“(c)     If Term Loan Extension Debt is incurred by the Borrower, any financial maintenance covenant in the definitive documentation for such Term Loan Extension Debt shall be no more restrictive to the Borrower and its Restricted Subsidiaries than the covenant in Section 7.13(a) (except for any such financial maintenance covenant applicable only to periods after the Latest Maturity Date applicable to the Revolving Credit Commitments at the time such Term Loan Extension Debt is incurred), unless the Borrower has offered to consent to an amendment to this Agreement (which such amendment shall not require a consent fee to be paid to any Lender signatory thereto) that would amend this Agreement, on or prior to the date such Term Loan Extension Debt is incurred, so as to cause the covenant in Section 7.13(a) to be at least as restrictive as any such financial maintenance covenant in the definitive documentation for any such Term Loan Extension Debt.”

(i)     Article X of the Credit Agreement is hereby amended by inserting the following Section 10.24 at the end of such Article X:

“Section 10.24. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each Loan Party, Revolving Credit Lender, Swing Line Lender and L/C Issuer acknowledges that any liability of any Revolving Credit Lender, Swing Line Lender or L/C Issuer that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)     the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Revolving Credit Lender, Swing Line Lender or L/C Issuer that is an EEA Financial Institution; and

(b)     the effects of any Bail-in Action on any such liability, including, if applicable:

(i)     a reduction in full or in part or cancellation of any such liability;

(ii)     a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)     the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

Section 2.     Representations and Warranties.

Each Loan Party represents and warrants to the Lenders as of the date hereof and the Amendment No. 6 Effective Date that:

(a)     Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Amendment No. 6 Effective Date as though made on and as of the Amendment No. 6 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(b)     At the time of and after giving effect to this Amendment, no Default exists, or would result from this Amendment.

Section 3.     Conditions to Effectiveness.

This Amendment shall become effective on the date (the “Amendment No. 6 Effective Date”) on which each of the following conditions is satisfied:

(a)     The Administrative Agent’s receipt of counterparts of this Amendment executed by (1) each Loan Party, (2) the Administrative Agent, the L/C Issuer, and the Swing Line Lender, and (3) each Revolving Credit Lender, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified.

(b)     The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(1)     an opinion of (i) Ropes & Gray LLP, New York counsel to the Loan Parties and (ii) Bryan Cave LLP, Georgia counsel to the Loan Parties, each dated the Amendment No. 6 Effective Date and addressed to the Administrative Agent and the Lenders, in a form reasonably satisfactory to the Administrative Agent;

(2)     (A) certificates of good standing (to the extent such concept exists in such Loan Party’s state of organization) certified as of a recent date by the secretary of state of the state of organization of each Loan Party, and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 6 Effective Date and certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization of such Loan Party certified as of a recent date by the secretary of state of the state of its organization and that such certificate or articles are in full force and effect, or, with respect to each Loan Party other than the Borrower, in the alternative, certifying that such certificate or articles of incorporation or organization have not been amended or otherwise modified since (i) with respect to Holdings and Bioarray Solutions Ltd., March 22, 2013, (ii) with respect to Immucor GTI Diagnostics, Inc., Immucor Holdings, Inc., Immucor Transplant Diagnostics, Inc. and Immucor GTI Diagnostics Holding Company, April 26, 2013, and (iii) with respect to Sirona Genomics, Inc., April 12, 2016, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 6 Effective Date, or, with respect to each Loan Party other than the Borrower, in the alternative, certifying that such by-laws or operating agreements have not been amended or otherwise modified since (i) with respect to Holdings and Bioarray Solutions Ltd., March 22, 2013, (ii) with respect to Immucor GTI Diagnostics, Inc., Immucor Holdings, Inc., Immucor Transplant Diagnostics, Inc. and Immucor GTI Diagnostics Holding Company, April 26, 2013, and (iii) with respect to Sirona Genomics, Inc., April 12, 2016 and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or members, as applicable, of each Loan Party authorizing the execution, delivery and performance of this Amendment by such Loan Party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (II) as to the incumbency and specimen signature of each officer executing this Amendment on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificates pursuant to this clause (B); and

(3)     a certificate signed by a Responsible Officer of the Borrower certifying that (x) before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Amendment No. 6 Effective Date as though made on and as of the Amendment No. 6 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date and (y) at the time of and after giving effect to this Amendment, no Default exists, or would result from this Amendment.

(c)     All fees and expenses due to the Administrative Agent and the Lenders (including, without limitation, pursuant to Section 5 hereof) required to be paid on or prior to the Amendment No. 6 Effective Date and invoiced at least two (2) Business Days prior to the Amendment No. 6 Effective Date shall have been paid.

(d)     To the extent reasonably requested by a Revolving Credit Lender in writing not less than five (5) Business Days prior to the Amendment No. 6 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrower and the other Loan Parties required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 6 Effective Date and such notice shall be conclusive and binding.

Section 4.     Commitment Reduction; Agreement in Respect of Maturity Date

The Borrower hereby irrevocably requests, effective immediately on the Amendment No. 6 Effective Date, pursuant to Section 2.06(a) of the Credit Agreement, that the Dollar Revolving Credit Commitments and the Alternative Currency Revolving Credit Commitments be permanently reduced pursuant to the schedule set forth on Annex A hereto. Such reduction shall result in the Revolving Credit Commitments being held by each of the Revolving Credit Lenders (and their permitted assignees) as set forth on Annex A. The Administrative Agent hereby confirms this paragraph constitutes the notice required for such permanent reduction under Section 2.06(a) of the Credit Agreement.

The Revolving Credit Lenders (and their permitted assignees) hereby agree that they will agree to any amendment of the Credit Agreement which provides that clauses (i)(x), (i)(y) and (i)(z) of the definition of Maturity Date may be amended by a vote of the Required Facility Lenders under the Revolving Credit Facility to the extent requested by the Borrower.

Section 5.     Expenses.

The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.

Section 6.     Interest Period; Obligations.

For the avoidance of doubt, after giving effect to this Amendment, it is further acknowledged and agreed by the parties hereto that all outstanding Revolving Credit Loans on the Amendment No. 6 Effective Date will have the Type of Loan and Interest Period specified in the original Request for Credit Extension delivered in connection with such Revolving Credit Loans (notwithstanding the required periods set forth in the definition of Interest Period) and will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Revolving Credit Loans before giving effect to Amendment No. 6, except as expressly modified by Amendment No. 6.

Section 7.     Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.     Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 9.     Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10.   Reaffirmation.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.

Section 11.   Effect of Amendment; References to the Credit Agreement.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment No. 6 Effective Date be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 6 Effective Date, the Credit Agreement as amended hereby. For the avoidance of doubt, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 12.   Lender Signatures.

Each Lender that executes a signature page to this Amendment shall be deemed to have approved this Amendment. Each Lender signatory to this Amendment agrees that such Lender shall not be entitled to receive a copy of any other Lender’s signature page to this Amendment, but agrees that a copy of such signature page may be delivered to the Borrower and the Administrative Agent.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

IVD INTERMEDIATE HOLDINGS B INC.,
as Holdings

By:
Name:
Title:

IMMUCOR, INC.,
as the Borrower

By:
Name:
Title:

BIOARRAY SOLUTIONS LTD.,
as a Subsidiary Guarantor

By:
Name:
Title:

IMMUCOR GTI DIAGNOSTICS, INC.,
as a Subsidiary Guarantor

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

IMMUCOR HOLDINGS, INC.,
as a Subsidiary Guarantor

By:
Name:
Title:

IMMUCOR TRANSPLANT DIAGNOSTICS, INC.,
as a Subsidiary Guarantor

By:
Name:
Title:

IMMUCOR GTI DIAGNOSTICS HOLDING COMPANY,
as a Subsidiary Guarantor

By:
Name:
Title:

SIRONA GENOMICS, INC.,
as a Subsidiary Guarantor

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

CITIBANK, N.A., as Administrative Agent, L/C Issuer, and Swing Line Lender

By:
Name:
Title:

CITIBANK, N.A., as a Revolving Credit Lender,

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Revolving Credit Lender,

By:
Name:
Title:

UBS AG, STAMFORD BRANCH, as a Revolving Credit Lender,

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Credit Lender,

By:
Name:
Title:

By:
Name:
Title:

ROYAL BANK OF CANADA, as a Revolving Credit Lender,

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 6]

Annex A

Revolving Credit Commitments

(1) From the Amendment No. 6 Effective Date through August 18, 2018:

Lender	Dollar Revolving Credit Commitment	Alternative Currency Revolving Credit Commitment
Citibank, N.A.	$10,000,000	$10,000,000
JPMorgan Chase Bank, N.A.	$10,000,000	$10,000,000
UBS AG, Stamford Branch	$10,000,000	$10,000,000
Deutsche Bank AG New York Branch	$5,000,000	$5,000,000
Royal Bank of Canada	$5,000,000	$5,000,000
Total:	$40,000,000	$40,000,000

(2) From August 19, 2018 through February 18, 2019:

Lender	Dollar Revolving Credit Commitment	Alternative Currency Revolving Credit Commitment
Citibank, N.A.	$8,750,000	$8,750,000
JPMorgan Chase Bank, N.A.	$8,750,000	$8,750,000
UBS AG, Stamford Branch	$8,750,000	$8,750,000
Deutsche Bank AG New York Branch	$4,375,000	$4,375,000
Royal Bank of Canada	$4,375,000	$4,375,000
Total:	$35,000,000	$35,000,000

(3) From February 19, 2019 through August 18, 2019:

Lender	Dollar Revolving Credit Commitment	Alternative Currency Revolving Credit Commitment
Citibank, N.A.	$7,500,000	$7,500,000
JPMorgan Chase Bank, N.A.	$7,500,000	$7,500,000
UBS AG, Stamford Branch	$7,500,000	$7,500,000
Deutsche Bank AG New York Branch	$3,750,000	$3,750,000
Royal Bank of Canada	$3,750,000	$3,750,000
Total:	$30,000,000	$30,000,000

Annex A-1

(4) From August 19, 2019 to February 19, 2020:

Lender	Dollar Revolving Credit Commitment	Alternative Currency Revolving Credit Commitment
Citibank, N.A.	$6,250,000	$6,250,000
JPMorgan Chase Bank, N.A.	$6,250,000	$6,250,000
UBS AG, Stamford Branch	$6,250,000	$6,250,000
Deutsche Bank AG New York Branch	$3,125,000	$3,125,000
Royal Bank of Canada	$3,125,000	$3,125,000
Total:	$25,000,000	$25,000,000

Annex A-2